United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report: June 4, 2021

(Date of Earliest Event Reported)

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11995 El Camino Real, San Diego, California 92130

(Address of principal executive offices)

(858) 284-5000

(Registrant’s telephone number, including area code)

N/A

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	O	New York Stock Exchange
1.625% Notes due 2030	O30	New York Stock Exchange

Item 8.01.	Other Events.

Financial Information of VEREIT and VEREIT OP

As previously disclosed, on April 29, 2021, Realty Income Corporation (the “Company” or “Realty Income”)) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with VEREIT, Inc., a Maryland corporation (“VEREIT”), VEREIT Operating Partnership, L.P., a Delaware limited partnership (“VEREIT OP”), Rams MD Subsidiary I, Inc., a Maryland corporation and wholly owned subsidiary of Realty Income (“Merger Sub 1”), and Rams Acquisition Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Realty Income (“Merger Sub 2”). The Merger Agreement provides for, subject to the terms and conditions thereof, the combination of the Company and VEREIT through (i) a merger of Merger Sub 2 with and into VEREIT OP, with VEREIT OP continuing as the surviving entity (the “Partnership Merger”) and (ii) immediately thereafter, a merger of VEREIT with and into Merger Sub 1, with Merger Sub 1 continuing as the surviving corporation (the “Merger” and together with the Partnership Merger, the “Mergers”).

The Company is filing this Current Report on Form 8-K to provide certain financial information with respect to the proposed Mergers. Specifically, this Current Report on Form 8-K provides: (1) the audited consolidated financial statements of VEREIT and VEREIT OP as of December 31, 2020 and 2019, and for each of the years in the three year period ended December 31, 2020, attached hereto as Exhibit 99.1 and incorporated herein by reference, (2) the unaudited consolidated financial statements of VEREIT and VEREIT OP as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020, attached hereto as Exhibit 99.2 and incorporated herein by reference, and (3) the Company’s unaudited pro forma condensed combined financial statements as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, relating to the proposed Mergers, attached hereto as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements have been prepared on the basis of certain assumptions and estimates and are subject to other uncertainties and do not purport to reflect what the actual results of operations or financial condition of the combined company would have been had the Mergers been consummated on the dates assumed for purposes of such pro forma financial statements or to be indicative of the financial condition or results of operations of the combined company as of or for any future date or period. For further information, see Exhibit 99.3. The information in Exhibits 99.1 and 99.2 was provided by VEREIT and VEREIT OP.

Supplemental Risk Factors

The Company is also filing this Current Report on Form 8-K to provide certain supplemental risk factors (the “Supplemental Risk Factors”) that were originally reflected in the Registration Statement on Form S-4 filed with the SEC by the Company on June 4, 2021 (which Registration Statement is not incorporated by reference in or a part of this Current Report on Form 8-K). The Supplemental Risk Factors are attached hereto as Exhibit 99.4 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K may include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which Realty Income and VEREIT operate and beliefs of and assumptions made by Realty Income management and VEREIT management, involve uncertainties that could significantly affect the financial condition or operating results of Realty Income, VEREIT, the combined company that will be formed by the Mergers, if consummated, or any company spun-off by the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transactions involving Realty Income and VEREIT, including future financial condition and operating results, plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, benefits of the proposed transactions to clients, employees, stockholders and other constituents of the combined company, integrating our companies, cost savings and the expected timetable for completing the proposed transactions — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and, therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the proposed Mergers and the timing of the closing of the proposed Mergers; the ability to secure favorable interest rates on any borrowings incurred in connection with the proposed transactions; the impact of indebtedness incurred in connection with the proposed transactions; the ability to successfully integrate our operations and employees with those of VEREIT; the ability to realize anticipated benefits and synergies of the proposed transactions as rapidly or to the extent anticipated by financial analysts or investors; potential liability for a failure to meet regulatory or tax-related requirements, including the maintenance of REIT status; material changes in the dividend rates on securities or the ability to pay dividends on common shares or other securities; potential changes to tax legislation; changes in demand for developed properties; adverse changes in the financial condition of joint venture partner(s) or major tenants; risks associated with the acquisition, development, expansion, leasing and management of properties; risks associated with the ability to consummate the proposed spin-off of a planned company that is to hold the office property assets of the Company and VEREIT (“SpinCo”) and the terms thereof, and the timing of the closing of the proposed spin-off; risks associated with the ability to consummate any sales of office property assets of the Company and VEREIT and the impact of such sales on SpinCo or the combined company; failure to obtain debt financing to capitalize SpinCo; risks associated with the geographic concentration of the Company, VEREIT or SpinCo; risks associated with the industry concentration of tenants; the potential impact of announcement of the proposed transactions or consummation of the proposed transactions on business relationships, including with clients, employees, customers and competitors; unfavorable outcomes of any legal proceedings that have been or may be instituted against Realty Income, VEREIT or any company spun-off by the combined company; costs related to uninsured losses, condemnation, or environmental issues; the ability to retain key personnel; costs, fees, expenses and charges related to the proposed transactions and the actual terms of the financings that may be obtained in connection with the proposed transactions; changes in local, national and international financial markets, insurance rates and interest rates; general adverse economic and local real estate conditions; the inability of major tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; foreign currency exchange rates; increases in operating costs and real estate taxes; changes in dividend policy or ability to pay dividends for the Company's or VEREIT’s common stock or preferred stock; impairment charges; unanticipated changes in the Company's or VEREIT’s intention or ability to prepay certain debt prior to maturity and/or hold certain securities until maturity; pandemics or other health crises, such as coronavirus (COVID-19); and those additional risks and factors discussed in reports filed with the U.S. Securities and Exchange Commission (“SEC”) by Realty Income. Moreover, other risks and uncertainties of which Realty Income or VEREIT are not currently aware may also affect these forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed Mergers, Realty Income and VEREIT have filed with the SEC a registration statement on Form S-4 containing a joint proxy statement/prospectus and other documents regarding the proposed Mergers. The joint proxy statement/prospectus is not a part of or incorporated by reference in this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)           Financial Statements of Businesses to be Acquired

The audited consolidated financial statements of VEREIT and VEREIT OP as of December 31, 2020 and 2019 and for each of the years in the three year period ended December 31, 2020 are filed herewith as Exhibit 99.1 and incorporated in this Item 9.01(a) by reference.

The unaudited consolidated financial statements of VEREIT and VEREIT OP as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020 are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(a) by reference.

(b)           Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company as and for the three month period ended March 31, 2021 and for the year ended December 31, 2020, giving effect to the Mergers, are filed herewith as Exhibit 99.3 and incorporated in this Item 9.01(b) by reference.

(d)           Exhibits.

Exhibit No	Description
23.1	Consent of Deloitte & Touche LLP for VEREIT, Inc.
23.2	Consent of Deloitte & Touche LLP for VEREIT Operating Partnership, L.P.
99.1	Audited consolidated financial statements of VEREIT, Inc. and VEREIT Operating Partnership, L.P. as of December 31, 2020 and 2019, and for each of the years in the three year period ended December 31, 2020.
99.2	Unaudited consolidated financial statements of VEREIT, Inc. and VEREIT Operating Partnership, L.P. as of March 31, 2021 and for the three month periods ended March 31, 2021 and 2020.
99.3	Unaudited pro forma condensed combined financial statements of the Company as of and for the three month period ended March 31, 2021 and for the year ended December 31, 2020.
99.4	Supplemental Risk Factors.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY INCOME CORPORATION

Date:	June 4, 2021	By:	/s/ Michelle Bushore
Michelle Bushore
Executive Vice President, Chief Legal Officer, General Counsel and Secretary